Exhibit 32.1
     The following is the certification required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
     In connection with the Amendment No. 1 to the Annual Report of Cardiogenesis Corporation (the “Company”) on Form 10-KSB for the year ended December 31, 2006 as filed with the SEC on the date hereof (the “Report”), I, Richard Lanigan, President of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/Richard P. Lanigan
Richard P. Lanigan,
President

April 30, 2007
     The following is the certification required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
     In connection with the Amendment No. 1 to the Annual Report of Cardiogenesis Corporation (the “Company”) on Form 10-KSB for the year ended December 31, 2006 as filed with the SEC on the date hereof (the “Report”), I, William R. Abbott, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/William R. Abbott
William R. Abbott
Chief Financial Officer

April 30, 2007